UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2006

Digital River, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-24643	41-1901640

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9625 West 76th Street, Suite 150, Eden Prairie, MN		55344

(Address of principal executive offices)		(Zip Code)

(952) 253-1234

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Amended and Restated Certificate of Incorporation, as Amended

Item 8.01 Other Events.
     On May 31, 2006, at the Annual Meeting of Stockholders, the stockholders of Digital River, Inc. (the “Company”) approved a proposal to amend the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 60,000,000 shares to 120,000,000 shares. The Company effected the amendment, and a complete copy of the Amended and Restated Certificate of Incorporation, as amended is attached hereto as Exhibit 3.1.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation, as amended (as currently in effect).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Digital River, Inc.
Date: June 1, 2006	By:	/s/ Thomas M. Donnelly
Thomas M. Donnelly
Chief Financial Officer